Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Summary of Revenue from Significant Charterers for 10% or More of Revenue

Revenues for the years ended December 31, 2015, 2016 and 2017, deriving from significant charterers individually accounting for 10% or more of revenues (in percentages of total revenues), were as follows:

Charterer	2015	2016	2017
A	18%	—	15%
B	17%	12%	—
C	17%	20%	16%
D	—	14%	—
E	—	10%	—
F	—	—	18%
	52%	56%	49%